UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04413

Exact name of registrant as specified in charter:
Delaware Group® Equity Funds IV

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders

Annual report Delaware Smid Cap Growth Fund (formerly, Delaware Growth Opportunities Fund) September 30, 2010 Growth equity mutual fund
This annual report is for the information of Delaware Smid Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Smid Cap Growth Fund.

The figures in the annual report for Delaware Smid Cap Growth Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Smid Cap Growth Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Smid Cap Growth Fund at www.delawareinvestments.com.

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Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Smid Cap Growth Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Sector allocation and top 10 holdings	10
Statement of net assets	11
Statement of operations	15
Statements of changes in net assets	16
Financial highlights	18
Notes to financial statements	28
Report of independent registered public accounting firm	39
Other Fund information	40
Board of trustees/directors and officers addendum	42
About the organization	52

Unless otherwise noted, views expressed herein are current as of Sept. 30, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Smid Cap Growth Fund	October 12, 2010

Performance preview (for the year ended September 30, 2010)
Delaware Smid Cap Growth Fund (Class A shares)	1-year return	+26.29%
Russell 2500™ Growth Index (current benchmark)	1-year return	+17.27%
Russell Midcap® Growth Index (former benchmark)	1-year return	+18.27%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Smid Cap Growth Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Note: On Jan. 21, 2010, portfolio management duties transferred to the Delaware Investments Focus Growth team. As a result of the transition, the Fund’s name changed from Delaware Growth Opportunities Fund to Delaware Smid Cap Growth Fund. The market-cap range and benchmark index for the Fund were modified. The Fund’s benchmark changed from Russell Midcap Growth Index to the Russell 2500 Growth Index.

Economic concerns persist

During the first half of the fiscal period, the market appeared to gain steam as investor sentiment rose in anticipation of improving economic fundamentals. In early 2010, positive housing and industrial-production data emerged, helping to support the market’s upward trend. Investor optimism quickly waned in late April, however, as the sovereign debt crisis in Europe sparked a broad market selloff. This news, combined with decelerating economic growth in China and weak U.S. economic data, contributed to a sharp drop in investor sentiment. (Source: Bloomberg.)

During the latter half of the fiscal period, the market was characterized by several sharp market swings, investor pessimism, and lingering macroeconomic concerns. Despite moves away from the market’s bottom in 2008, economic fundamentals still did not seem to show any meaningful improvement. Cyclically based stocks such as energy, industrials, and commodities generally performed relatively well during the fiscal year. (Source: Bloomberg.)

Fund performance

For its fiscal year ended Sept. 30, 2010, Delaware Smid Cap Growth Fund returned +26.29% for Class A shares at net asset value and +19.02% at maximum offer price (both figures reflect all distributions reinvested). During the same period, the Russell 2500 Growth Index, advanced 17.27%. For the complete annualized performance of Delaware Smid Cap Growth Fund, please see the table on page 4.

A concentrated investment strategy

Our investment philosophy and process are substantially different from those of the Fund’s previous managers, and we have made significant changes to the Fund since assuming management in January 2010. Previously, the Fund held more than 100 stocks — the number of stocks held has been reduced considerably and will generally be kept to approximately 25-30 names, with the goal of maintaining relatively long holding periods.

Portfolio management review
Delaware Smid Cap Growth Fund

We believe that a concentrated portfolio of approximately 25-30 stocks may afford investors a potentially optimal risk/reward strategy. We believe our intense focus on a company’s cash economics is one of our key differentiators as growth investors. This cash-based valuation approach emphasizes characteristics such as cash flow, free cash flow, growth of cash flow, and return on capital. We also examine a company’s capital structure, including its debt/equity level. This strategy helps us identify non-traditional growth companies that may have lowered top-line growth in favor of growing cash flow and return on capital.

All of the holdings held in the Fund as of Sept. 30, 2010 were added since Jan. 21, 2010, when the current investment team assumed management of the Fund. Because we typically hold relatively few stocks, we tend to take what we view as sizeable positions; therefore, the Fund’s weightings throughout the fiscal year ranged from approximately 2% to 6% of net assets.

Role of stock selection

In selecting stocks for the Fund, we do not typically manage to the benchmark nor is portfolio selection driven by sectors. Instead, we employ a bottom-up, company-specific fundamental analysis that seeks to help identify small- and mid-cap companies that are participating in what we view as long-term secular trends and that offer sustainable long-term growth prospects. NetFlix, one of the Fund’s top contributors, is an example of this type of stock.

NetFlix is a good example for two reasons. First, NetFlix currently leads the market for mail-order DVDs — an area that we believe still offers ample growth potential. Second, NetFlix has successfully navigated the digital distribution market, forming strategic partnerships with gaming console and consumer electronics manufacturers to provide movies and shows via direct digital streaming. We view the company as having a strong brand and its ability to grow its customer base bodes well for its future.

Another strong performer was VeriFone Systems, a manufacturer of secure electronic payment systems. Following a high profile accounting restatement that sent its shares tumbling in 2007, the company successfully navigated through a difficult consumer spending environment (source: Bloomberg). We believe the electronic payment business offers significant growth potential as many consumers around the globe increasingly choose debit, credit, and mobile devices to pay for purchases.

Despite the Fund’s positive overall performance, there were some stocks that failed to meet our expectations. Strayer Education, a for-profit education company that offers undergraduate and graduate level degrees at campuses around the United States, came under intense scrutiny during the fiscal period, reversing previous gains. Investor concerns about the effect of future government regulation on the for-profit education market apparently put downward pressure on stocks across this sector. However, we believe that the company will overcome the controversy and demand for these programs, which targets primarily working adult students, is likely to continue. To date, Strayer has benefited from solid enrollment growth and maintained a strong cash position, which we believe has been strategically reinvested in future growth. We opportunistically added to the Fund’s position based on our positive outlook.

Another stock that failed to meet performance expectations was Peet’s Coffee & Tea, a specialty retailer with stores around the U.S. The coffee chain was forced to raise retail prices recently in response to a 35% rise in the price of green Arabica coffee. Despite current commodity price pressure, we believe the company offers attractive long-term growth prospects. As a result, we took advantage of compelling valuations and added to our position.

We support sentiment suggesting that this post-recession period is different from previous periods. The sentiment in the market is that the “new normal” is likely to be marked by slower economic and employment growth, with a full recovery probably taking years, not months, as originally anticipated. Despite the widespread volatility and the strong headwinds the U.S. economy still faces, we have remained consistent in our investment approach — seeking to identify companies that we believe have solid business models, competitive positions, and the potential for strong free-cash-flow generation that may deliver shareholder value over the next several years.

Performance summary
Delaware Smid Cap Growth Fund	September 30, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Smid Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Sept. 30, 2010
	1 year	5 years	10 years	Lifetime
Class A (Est. March 27, 1986)
Excluding sales charge	+26.29%	+4.23%	-0.59%	n/a
Including sales charge	+19.02%	+3.00%	-1.18%	n/a
Class B (Est. Sept. 6, 1994)
Excluding sales charge	+25.40%	+3.53%	-1.16%	n/a
Including sales charge	+21.40%	+3.22%	-1.16%	n/a
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+25.37%	+3.46%	-1.31%	n/a
Including sales charge	+24.37%	+3.46%	-1.31%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+26.00%	+4.02%	n/a	+7.71%
Including sales charge	+26.00%	+4.02%	n/a	+7.71%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+26.67%	+4.54%	-0.29%	n/a
Including sales charge	+26.67%	+4.54%	-0.29%	n/a

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 7.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, C, R, and Institutional shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 28, 2010, through Jan. 28, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favourable market conditions.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Because the Fund expects to hold a concentrated portfolio of a limited number of securities, the Fund’s risk is increased because each investment has a greater effect on the Fund’s overall performance.

Performance summary
Delaware Smid Cap Growth Fund

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 1.22% from Jan. 28, 2010, through Jan. 28, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.65%	2.35%	2.35%	1.95%	1.35%
(without fee waivers)
Net expenses	1.52%	2.22%	2.22%	1.72%	1.22%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment
Average annual total returns from Sept. 30, 2000, through Sept. 30, 2010

For period beginning Sept. 30, 2000, through Sept. 30, 2010	Starting value	Ending value
Russell 2500 Growth Index	$10,000	$10,483
Russell Midcap Growth Index	$10,000	$9,150
Delaware Smid Cap Growth Fund — Class A shares	$9,425	$8,882

The chart assumes $10,000 invested in the Fund on Sept. 30, 2000, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 7.

The chart also assumes $10,000 invested in the Russell 2500 Growth Index and the Russell Midcap Growth Index as of Sept. 30, 2000.

The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq symbols	CUSIPs
Class A	DFCIX	245906102
Class B	DFBIX	245906300
Class C	DEEVX	245906409
Class R	DFRIX	245906508
Institutional Class	DFDIX	245906201

Disclosure of Fund expenses
For the six month period April 1, 2010 to September 30, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2010 to September 30, 2010.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Smid Cap Growth Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	4/1/10	9/30/10	Expense Ratio	4/1/10 to 9/30/10*
Actual Fund return
Class A	$1,000.00	$1,126.10	1.48%	$7.89
Class B	1,000.00	1,121.50	2.18%	11.59
Class C	1,000.00	1,121.80	2.18%	11.60
Class R	1,000.00	1,124.50	1.68%	8.95
Institutional Class	1,000.00	1,127.30	1.18%	6.29
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.65	1.48%	$7.49
Class B	1,000.00	1,014.14	2.18%	11.01
Class C	1,000.00	1,014.14	2.18%	11.01
Class R	1,000.00	1,016.64	1.68%	8.49
Institutional Class	1,000.00	1,019.15	1.18%	5.97

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings
Delaware Smid Cap Growth Fund	As of September 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector	Percentage of net assets
Common Stock	96.76%
Consumer Discretionary	21.78%
Consumer Staples	6.48%
Energy	4.73%
Financial Services	13.29%
Healthcare	13.36%
Producer Durables	9.17%
Technology	23.74%
Utilities	4.21%
Discount Note	4.10%
Securities Lending Collateral	10.60%
Total Value of Securities	111.46%
Obligation to Return Securities Lending Collateral	(10.81%)
Liabilities Net of Receivables and Other Assets	(0.65%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 holdings	Percentage of net assets
SBA Communications Class A	5.26%
Core Laboratories	4.73%
Affiliated Managers Group	4.51%
Strayer Education	4.47%
Perrigo	4.43%
VeriFone Systems	4.32%
Expeditors International of Washington	4.24%
Techne	4.22%
j2 Global Communications	4.21%
Weight Watchers International	4.17%

Statement of net assets
Delaware Smid Cap Growth Fund	September 30, 2010

		Number of shares	Value
Common Stock – 96.76%
Consumer Discretionary – 21.78%
*†	DineEquity	166,900	$7,507,162
	Fastenal	165,100	8,781,669
*	Gentex	285,000	5,560,350
†	Interval Leisure Group	393,400	5,299,098
*†	NetFlix	40,100	6,502,616
*	Ritchie Bros. Auctioneers	302,200	6,276,694
*	Strayer Education	77,800	13,576,100
*	Weight Watchers International	406,100	12,666,259
			66,169,948
Consumer Staples – 6.48%
†	Peet’s Coffee & Tea	309,600	10,597,608
*†	Whole Foods Market	244,800	9,084,528
			19,682,136
Energy – 4.73%
*	Core Laboratories	163,080	14,357,563
			14,357,563
Financial Services – 13.29%
†	Affiliated Managers Group	175,700	13,706,357
*	Heartland Payment Systems	549,100	8,357,302
†	IntercontinentalExchange	96,100	10,063,592
†	optionsXpress Holdings	536,900	8,246,784
			40,374,035
Healthcare – 13.36%
*†	ABIOMED	527,000	5,591,470
*†	athenahealth	263,900	8,713,978
*	Perrigo	209,600	13,460,512
	Techne	207,700	12,821,321
			40,587,281
Producer Durables – 9.17%
*	C.H. Robinson Worldwide	85,000	5,943,200
	Expeditors International of Washington	278,700	12,884,301
	Graco	285,000	9,043,050
			27,870,551

Statement of net assets
Delaware Smid Cap Growth Fund

	Number of shares	Value
Common Stock (continued)
Technology – 23.74%
Blackbaud	494,700	$11,892,588
† MSCI Class A	84,378	2,802,193
*† Polycom	351,100	9,578,008
*† SBA Communications Class A	396,400	15,974,921
† Teradata	191,100	7,368,816
*† VeriFone Systems	422,300	13,120,861
† VeriSign	358,900	11,391,486
		72,128,873
Utilities – 4.21%
† j2 Global Communications	537,400	12,784,746
		12,784,746
Total Common Stock (cost $259,399,276)		293,955,133

	Principal amount
≠Discount Note – 4.10%
Federal Home Loan Bank 0.007% 10/1/10	$12,454,006	12,454,006
Total Discount Note (cost $12,454,006)		12,454,006

Total Value of Securities Before Securities
Lending Collateral – 100.86% (cost $271,853,282)		306,409,139

	Number of shares
Securities Lending Collateral** – 10.60%
Investment Companies
BNY Mellon Securities Lending Overnight Fund	31,581,111	31,581,111
BNY Mellon SL DBT II Liquidating Fund	626,889	607,267
†@Mellon GSL Reinvestment Trust II	627,630	32,448
Total Securities Lending Collateral (cost $32,835,630)		32,220,826

Total Value of Securities – 111.46%
(cost $304,688,912)	$338,629,965 ©
Obligation to Return Securities
Lending Collateral** – (10.81%)	(32,835,630)
Liabilities Net of Receivables and
Other Assets – (0.65%)	(1,989,574)
Net Assets Applicable to 15,365,781
Shares Outstanding – 100.00%	$303,804,761

Net Asset Value – Delaware Smid Cap Growth Fund
Class A ($256,980,531 / 13,076,945 Shares)	$19.65
Net Asset Value – Delaware Smid Cap Growth Fund
Class B ($3,394,333 / 216,268 Shares)	$15.70
Net Asset Value – Delaware Smid Cap Growth Fund
Class C ($6,329,046 / 390,328 Shares)	$16.21
Net Asset Value – Delaware Smid Cap Growth Fund
Class R ($888,865 / 46,192 Shares)	$19.24
Net Asset Value – Delaware Smid Cap Growth Fund
Institutional Class ($36,211,986 / 1,636,048 Shares)	$22.13

Components of Net Assets at September 30, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$246,559,311
Accumulated net realized gain on investments	23,304,397
Net unrealized appreciation of investments	33,941,053
Total net assets	$303,804,761

*	Fully or partially on loan.
†	Non income producing security.
**	See Note 8 in “Notes to financial statements.”
©	Includes $32,994,337 of securities loaned.
@	Illiquid security. At September 30, 2010, the aggregate amount of illiquid securities was $32,448, which represented 0.01% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.

Statement of net assets
Delaware Smid Cap Growth Fund

Net Asset Value and Offering Price per Share –
Delaware Smid Cap Growth Fund
Net asset value Class A (A)	$19.65
Sales charge (5.75% of offering price) (B)	1.20
Offering price	$20.85

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

Statement of operations
Delaware Smid Cap Growth Fund	Year Ended September 30, 2010

Investment Income:
Dividends	$2,108,271
Securities lending income	361,546
Interest	6,341
Foreign tax withheld	(27,514)	$2,448,644

Expenses:
Management fees	1,920,467
Distribution expense – Class A	710,961
Distribution expense – Class B	37,329
Distribution expense – Class C	56,797
Distribution expense – Class R	5,001
Dividend disbursing and transfer agent fees and expenses	765,951
Accounting and administration expenses	101,786
Legal fees	93,380
Registration fees	82,002
Reports and statements to shareholders	73,463
Consulting fees	39,268
Audit and tax	27,484
Dues and services	18,118
Trustees’ fees	14,568
Insurance fees	9,328
Custodian fees	6,222
Pricing fees	2,796
Trustees’ expenses	1,019	3,965,940
Less fees waived		(80,781)
Less waived distribution expenses – Class R		(833)
Less expense paid indirectly		(1,392)
Total operating expenses		3,882,934
Net Investment Loss		(1,434,290)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		76,973,439
Net change in unrealized appreciation/depreciation of investments		(14,578,927)
Net Realized and Unrealized Gain on Investments		62,394,512

Net Increase in Net Assets Resulting from Operations		$60,960,222

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Smid Cap Growth Fund

	Year Ended
	9/30/10	9/30/09
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,434,290)	$(1,304,001)
Net realized gain (loss) on investments	76,973,439	(51,672,100)
Net change in unrealized
appreciation/depreciation of investments	(14,578,927)	44,294,895
Net increase (decrease) in net assets resulting
from operations	60,960,222	(8,681,206)

Dividends and Distributions to Shareholders from:
Net realized gain on investments:
Class A	—	(23,789,412)
Class B	—	(728,598)
Class C	—	(664,148)
Class R	—	(56,351)
Institutional Class	—	(401,755)
	—	(25,640,264)

Capital Share Transactions:
Proceeds from shares sold:
Class A	18,394,188	8,117,748
Class B	70,331	173,954
Class C	785,532	867,565
Class R	390,045	350,522
Institutional Class	33,040,631	630,314

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	—	22,556,939
Class B	—	712,258
Class C	—	642,589
Class R	—	56,349
Institutional Class	—	401,005
	52,680,727	34,509,243

	Year Ended
	9/30/10	9/30/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(43,641,515)	$(33,466,915)
Class B	(1,532,354)	(2,341,329)
Class C	(1,288,222)	(1,514,178)
Class R	(486,010)	(209,214)
Institutional Class	(4,436,373)	(654,296)
	(51,384,474)	(38,185,932)
Increase (Decrease) in net assets derived from
capital share transactions	1,296,253	(3,676,689)
Net Increase (Decrease) in Net Assets	62,256,475	(37,998,159)

Net Assets:
Beginning of year	241,548,286	279,546,445
End of year (there was no undistributed net
investment income at either year end)	$303,804,761	$241,548,286

See accompanying Notes, which are an integral part of the financial statements.

Financial highlights
Delaware Smid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gains on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
9/30/10		9/30/09	9/30/08	9/30/07	9/30/06
$15.560		$17.860	$26.290	$22.870	$22.910

(0.094)		(0.078)	(0.125)	(0.167)	(0.144)
4.184		(0.530)	(5.553)	5.191	1.129
4.090		(0.608)	(5.678)	5.024	0.985

—		(1.692)	(2.752)	(1.604)	(1.025)
—		(1.692)	(2.752)	(1.604)	(1.025)

$19.650		$15.560	$17.860	$26.290	$22.870

26.29%		0.06%	(24.03% )	22.96%	4.20%

$256,981		$226,575	$261,003	$638,106	$531,707
1.50%		1.44%	1.42%	1.43%	1.43%

1.53%		1.76%	1.52%	1.47%	1.43%
(0.54%	)	(0.61% )	(0.58% )	(0.69% )	(0.61% )

(0.57%	)	(0.93% )	(0.68% )	(0.73% )	(0.61% )
139%		106%	101%	86%	80%

Financial highlights
Delaware Smid Cap Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gains on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
9/30/10		9/30/09	9/30/08	9/30/07	9/30/06
$12.520		$14.880	$22.510	$19.940	$20.230

(0.171)		(0.143)	(0.241)	(0.303)	(0.280)
3.351		(0.525)	(4.637)	4.477	1.015
3.180		(0.668)	(4.878)	4.174	0.735

—		(1.692)	(2.752)	(1.604)	(1.025)
—		(1.692)	(2.752)	(1.604)	(1.025)

$15.700		$12.520	$14.880	$22.510	$19.940

25.40%		(0.40% )	(24.56% )	22.09%	3.45%

$3,394		$4,007	$6,800	$13,877	$16,868
2.20%		2.14%	2.12%	2.13%	2.13%

2.23%		2.46%	2.22%	2.17%	2.13%
(1.24%	)	(1.31% )	(1.28% )	(1.39% )	(1.31% )

(1.27%	)	(1.63% )	(1.38% )	(1.43% )	(1.31% )
139%		106%	101%	86%	80%

Financial highlights
Delaware Smid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gains on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
9/30/10		9/30/09	9/30/08	9/30/07	9/30/06
$12.930		$15.350	$23.130	$20.440	$20.720

(0.177)		(0.147)	(0.246)	(0.309)	(0.285)
3.457		(0.581)	(4.782)	4.603	1.030
3.280		(0.728)	(5.028)	4.294	0.745

—		(1.692)	(2.752)	(1.604)	(1.025)
—		(1.692)	(2.752)	(1.604)	(1.025)

$16.210		$12.930	$15.350	$23.130	$20.440

25.37%		(0.79% )	(24.55% )	22.07%	3.47%

$6,329		$5,534	$6,445	$8,787	$8,126
2.20%		2.14%	2.12%	2.13%	2.13%

2.23%		2.46%	2.22%	2.17%	2.13%
(1.24%	)	(1.31% )	(1.28% )	(1.39% )	(1.31% )

(1.27%	)	(1.63% )	(1.38% )	(1.43% )	(1.31% )
139%		106%	101%	86%	80%

Financial highlights
Delaware Smid Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gains on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
9/30/10		9/30/09	9/30/08	9/30/07	9/30/06
$15.270		$17.590	$25.990	$22.680	$22.770

(0.125)		(0.103)	(0.166)	(0.212)	(0.190)
4.095		(0.525)	(5.482)	5.126	1.125
3.970		(0.628)	(5.648)	4.914	0.935

—		(1.692)	(2.752)	(1.604)	(1.025)
—		(1.692)	(2.752)	(1.604)	(1.025)

$19.240		$15.270	$17.590	$25.990	$22.680

26.00%		(0.12% )	(24.16% )	22.66%	4.01%

$889		$783	$601	$780	$3,520
1.70%		1.64%	1.62%	1.63%	1.63%

1.83%		2.06%	1.82%	1.77%	1.73%
(0.74%	)	(0.81% )	(0.78% )	(0.89% )	(0.81% )

(0.87%	)	(1.23% )	(0.98% )	(1.03% )	(0.91% )
139%		106%	101%	86%	80%

Financial highlights
Delaware Smid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss1
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gains on investments
Total dividends and distributions

Net asset value, end of period

Total return2

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

Year Ended
9/30/10		9/30/09	9/30/08	9/30/07	9/30/06
$17.470		$19.710	$28.650	$24.730	$24.620

(0.049)		(0.039)	(0.060)	(0.094)	(0.074)
4.709		(0.509)	(6.128)	5.618	1.209
4.660		(0.548)	(6.188)	5.524	1.135

—		(1.692)	(2.752)	(1.604)	(1.025)
—		(1.692)	(2.752)	(1.604)	(1.025)

$22.130		$17.470	$19.710	$28.650	$24.730

26.67%		0.39%	(23.81% )	23.28%	4.53%

$36,212		$4,649	$4,697	$6,927	$7,816
1.20%		1.14%	1.12%	1.13%	1.13%

1.23%		1.46%	1.22%	1.17%	1.13%
(0.24%	)	(0.31% )	(0.28% )	(0.39% )	(0.31% )

(0.27%	)	(0.63% )	(0.38% )	(0.43% )	(0.31% )
139%		106%	101%	86%	80%

Notes to financial statements
Delaware Smid Cap Growth Fund	September 30, 2010

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Healthcare Fund, Delaware Macquarie Global Real Estate Fund (formerly, Delaware Global Real Estate Securities Fund), and Delaware Smid Cap Growth Fund (formerly, Delaware Growth Opportunities Fund). These financial statements and the related notes pertain to the Delaware Smid Cap Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (September 30, 2007 – September 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are recorded on the ex-dividend date or as soon after the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended September 30, 2010.

Notes to financial statements
Delaware Smid Cap Growth Fund

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended September 30, 2010.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended September 30, 2010, the Fund earned $1,392 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion.

Effective January 28, 2010, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses and certain other expenses) do not exceed 1.22% of average daily net assets of the Fund through January 28, 2011. Prior to January 28, 2010, DMC had voluntarily agreed to waive its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses did not exceed 1.22% of average daily net assets. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended September 30, 2009, the Fund was charged $12,800 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit 12b-1 fees through January 28, 2011 for Class R shares to no more than 0.50% of average daily net assets.

At September 30, 2010, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$178,835
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	22,999
Distribution fee payable to DDLP	69,166
Other expenses payable to DMC and affiliates*	22,930

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended September 30, 2010, the Fund was charged $10,510 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended September 30, 2010, DDLP earned $16,257 for commissions on sales of the Fund’s Class A shares. For the year ended September 30, 2010, DDLP received gross CDSC commissions of $0, $1,069 and $83 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended September 30, 2010, the Fund made purchases of $344,390,174 and sales of $353,254,879 of investment securities other than short-term investments.

At September 30, 2010, the cost of investments for federal income tax purposes was $304,716,462. At September 30, 2010, the net unrealized appreciation was $33,913,503, of which $ 38,148,455 related to unrealized appreciation of investments and $ 4,234,952 related to unrealized depreciation of investments.

Notes to financial statements
Delaware Smid Cap Growth Fund

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair valued securites)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$293,955,133	$—	$—	$293,955,133
Short-Term	—	12,454,006	—	12,454,006
Securities Lending Collateral	—	32,188,378	32,448	32,220,826
Total	$293,955,133	$44,642,384	$32,448	$338,629,965

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 9/30/09	$63
Net change in unrealized appreciation/depreciation	32,385
Balance as of 9/30/10	$32,448

Net change in unrealized appreciation/depreciation
from investments still held as of 9/30/10	$32,385

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending September 30, 2011 and interim periods therein. During the fiscal year ended September 30, 2010, the Fund made transfers out of Level 1 investments into Level 2 investments in the amount of $31,581,111, based on management’s decision to classify the BNY Mellon Securities Lending Overnight Fund as a Level 2 investment. Management has classified the BNY Mellon Securities Lending Overnight Fund as a Level 2 investment because the price is not quoted in an active market or listed on a public exchange. The BNY Mellon Securities Lending Overnight Fund is priced daily for investors in such fund. There were no transfers between Level 2 investments and Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the year ended September 30, 2010. The tax character of dividends and distributions paid during the year ended September 30, 2009 was as follows:

Year Ended
9/30/09
Long-term capital gain	$25,634,055
Return of capital	6,209
Total	$25,640,264

Notes to financial statements
Delaware Smid Cap Growth Fund

5. Components of Net Assets on a Tax Basis

As of September 30, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$246,559,311
Undistributed ordinary income	13,818,411
Undistributed long-term capital gains	9,513,536
Unrealized appreciation of investments	33,913,503
Net assets	$303,804,761

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2010, the Fund recorded the following reclassifications:

Paid-in capital	$(1,434,290)
Accumulated net investment loss	1,434,290

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $14,841,421 was utilized in 2010.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	9/30/10	9/30/09
Shares sold:
Class A	1,038,359	624,107
Class B	5,004	17,076
Class C	53,431	83,230
Class R	23,537	28,499
Institutional Class	1,598,243	43,448

Shares issued upon reinvestment of dividends and distributions:
Class A	—	1,980,415
Class B	—	77,335
Class C	—	67,499
Class R	—	5,036
Institutional Class	—	31,427
	2,718,574	2,958,072

Shares repurchased:
Class A	(2,520,501)	(2,662,162)
Class B	(108,849)	(231,215)
Class C	(91,100)	(142,663)
Class R	(28,655)	(16,386)
Institutional Class	(228,227)	(47,094)
	(2,977,332)	(3,099,520)
Net decrease	(258,758)	(141,448)

For the years ended September 30, 2010 and 2009, 67,146 Class B shares were converted to 53,784 Class A shares valued at $957,091 and 118,160 Class B shares were converted to 95,367 Class A shares valued at $1,187,777, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Fund had no amounts outstanding as of September 30, 2010 or at any time during the year then ended.

Notes to financial statements
Delaware Smid Cap Growth Fund

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will only hold such assets with a maturity of one business day or less (“Overnight Assets”). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2010, the value of securities on loan was $32,994,337, for which the Fund received collateral, comprised of non-cash collateral valued at $302,321, and cash collateral of $32,835,630. At September 30, 2010, the value of invested collateral was $32,220,826. Investments purchased with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral”.

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-today functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Notes to financial statements
Delaware Smid Cap Growth Fund

11. Strategy and Name Change Approved

On January 21, 2010, the Board of Trustees of Delaware Group Equity Funds IV approved changes to the Fund’s name, investment objective, investment strategies, and policies to reposition the Fund as a focus smid-cap growth fund. Under the Fund’s new investment strategies and policies, the Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities of small- and mid-capitalization companies. The Fund’s investment strategies and policies have been revised to focus on small- and mid-capitalization companies that are expected to grow faster than the U.S. economy. The Fund’s prior investment objective sought to provide long-term capital growth. The Fund’s new investment objective seeks long-term capital appreciation. The Fund will generally hold 25 to 30 stocks although from time to time the Fund may hold fewer or more names depending on the investment manager’s assessment of the investment opportunities available. In connection with these changes, the Fund changed its name to Delaware Smid Cap Growth Fund.

In addition, in connection with the repositioning of the Fund as a smid-cap growth equity fund, the Fund’s performance is measured against a new benchmark that the investment manager believes is a more appropriate benchmark of the Fund’s investments. The Fund’s previous benchmark was the Russell Midcap® Growth Index. To reflect the Fund’s new strategy, the Fund’s performance is now measured against the Russell 2500® Growth Index.

The changes to the Fund’s name and objective became effective on March 22, 2010. For more information see the Fund’s prospectus dated January 28, 2010 (as amended and restated on November 2, 2010).

12. Subsequent Events

On May 20, 2010, the Fund’s Board approved a proposal to merge the Delaware Trend Fund, a Series of Delaware Group® Equity Funds III, into the Fund. The merger was approved and it was completed on October 11, 2010. In connection with the merger, Delaware Smid Cap Growth Fund assumed the blended rate 12b-1 fee for the Class A shares that Trend Fund had in place. The total 12b-1 fees to be paid by Class A shareholders of the Fund is the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

Management has determined no other material events or transactions occurred subsequent to September 30, 2010 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group Equity Funds IV
and the Shareholders of Delaware Smid Cap Growth Fund
(formerly Delaware Growth Opportunities Fund):

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Smid Cap Growth Fund (formerly Delaware Growth Opportunities Fund) (one of the series constituting Delaware Group Equity Funds IV, hereafter referred to as the “Fund”) at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended September 30, 2009 and the financial highlights for each of the four years in the period ended September 30, 2009 were audited by other independent accountants whose report dated November 19, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 18, 2010

Other Fund information
(Unaudited)
Delaware Smid Cap Growth Fund

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Delaware Group® Equity Funds IV (the “Trust”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLC (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2010. During the fiscal years ended September 30, 2009 and 2008, E&Y’s audit reports on the financial statements of the Fund did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Fund and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Fund nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	81	Director
Drexel University		Community Health Systems
(August 2010–Present)
Director — Ecore
President		International
Franklin & Marshall College		(2009-2010)
(July 2002–July 2010)
Director — Allied
Executive Vice President		Barton Securities Holdings
University of Pennsylvania		(2005 to 2008)
(April 1995–June 2002)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 to 2007)

Vice President and Treasurer	81	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 to 2008)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	81	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Smid Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Smid Cap Growth Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

Annual report Delaware Macquarie Global Real Estate Fund (formerly, Delaware Global Real Estate Securities Fund) September 30, 2010 International equity fund
This annual report is for the information of Delaware Macquarie Global Real Estate Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Macquarie Global Real Estate Fund.

The figures in the annual report for Delaware Macquarie Global Real Estate Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Macquarie Global Real Estate Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Macquarie Global Real Estate Fund at www.delawareinvestments.com.

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Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Macquarie Global Real Estate Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	3
Disclosure of Fund expenses	6
Country and sector allocations	8
Statement of net assets	9
Statement of operations	14
Statements of changes in net assets	16
Financial highlights	18
Notes to financial statements	24
Report of independent
registered public accounting firm	35
Other Fund information	36
Board of trustees/directors and
officers addendum	38
About the organization	48

Unless otherwise noted, views expressed herein are current as of Sept. 30, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Macquarie Global Real Estate Fund	October 12, 2010

Performance preview (for the year ended September 30, 2010)
Delaware Macquarie Global Real Estate Fund (Class A shares)	1-year return	+14.48%
FTSE EPRA/NAREIT Global Real Estate Index (benchmark)	1-year return	+18.41%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Macquarie Global Real Estate Fund, please see the table on page 3.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Generally speaking, the Fund’s fiscal year ended Sept. 30, 2010 was a period of strong performance for global real estate stocks. However, after a prior fiscal year in which property markets rebounded significantly around the world, the story began to shift. The emergence of higher interest rates, sovereign debt risk, and a reduction in government stimulus resulted in significant variations in country performance in early 2010. Many countries with healthy long-term growth prospects — most notably China — tried to cool down their economies and property markets, invoking increased capital reserve requirements and higher interest rates in an effort to prevent future bubbles and excessive risk taking.

As the fiscal year progressed, global market performance became even more mixed as concerns about sovereign-debt risk accelerated. The biggest worries were concentrated in Europe, where the market became increasingly cautious about the ability of Greece and other European nations to refinance their debt. While a well-publicized rescue package alleviated these fears for the short term, it also caused most investors to reconsider the growth outlook for the global economy. (Source: Bloomberg.)

The last months of the fiscal period brought renewed momentum for real estate securities. In July 2010, financial markets responded positively to second-quarter corporate earnings announcements, which were broadly in line with market expectations. Despite increasing concerns about the potential for a “double-dip” recession in the United States, the fiscal period finished on a high note, partly due to the Federal Reserve’s indications of support for the vulnerable U.S. economy.

Fund performance

For its fiscal year ended Sept. 30, 2010, Delaware Macquarie Global Real Estate Fund (Class A shares at net asset value) returned 14.48% at net asset value and 7.99% at maximum offer price. In comparison, the Fund’s benchmark, the FTSE EPRA/NAREIT Global Real Estate Index, returned 18.41% during the same time frame.

As the second half of the fiscal year got under way, our investment team offically became the sub-advisor for the Fund (effective April 15, 2010). One of the initial changes we made to the Fund’s allocation was an increase in Asian holdings. The most significant shift in holdings was in Hong Kong, where landlord positions were increased. An overweight position in Singapore (relative to the Fund’s benchmark index) was also established, in an effort to allow the Fund to take advantage of potential price appreciation in the country’s residential property markets.

1

Portfolio management review
Delaware Macquarie Global Real Estate Fund

Since this initial rebalancing of the Fund’s portfolio holdings, there have been a number of further changes to the Fund’s global allocations, as noted briefly in the “Outlook” section below.

Notable effects on relative performance

Speaking generally across the Fund’s portfolio, the effects of stock selection, while positive, were more than offset by the downward tug of the Fund’s country and sector allocations.

At the country level, the Fund experienced disappointing results in Australia, as an overweight in the country, together with negative stock selection, hurt the Fund’s returns. Among the Fund’s most notable detractors in Australia was Westfield Group, the world’s largest owner of shopping centers (by market value) and one of the Fund’s largest positions at the end of the fiscal year. GPT Group, an owner and manager of properties across major real estate sectors, was another source of underperformance.

The Fund also trailed its benchmark index within the U.S. market. Despite the positive effects of favorable security selection overall, the Fund’s underweight in a country that outpaced the broader benchmark index had negative ramifications. The biggest disappointments (in absolute terms) among the Fund’s U.S. holdings were two hotel operators — Hyatt Hotels and Host Hotels & Resorts. Such underperformers, however, were offset moderately by several companies that ended up doing quite well, led by Apartment Investment and Management, Entertainment Properties Trust, Macerich, and REIT Ramco-Gershenson Properties Trust. We sold Apartment Investment and Management and REIT Ramco-Gershenson during the period.

In terms of positive performance versus the benchmark, security selection led to outperformance in markets such as France, Singapore, and Canada. In France, relatively good performance was attributable in large part to the Fund’s holdings in Klepierre, an owner-manager of shopping centers. In Singapore, Parkway Life Real Estate Investment Trust, which specializes in healthcare properties, fared extremely well, as did Canadian RioCan Real Estate Investment Trust.

Outlook

At the end of the Fund’s fiscal year, we believe macroeconomic risks remained at the forefront of many investors’ concerns, although sentiment was improving in the world’s industrialized economies. The direct property market in Europe appeared to be picking up, and the presence of better property fundamentals in the United States was positioning REITs for potential near-term growth.

Looking ahead, we generally anticipate continued volatility in REIT markets. As part of our continuous review of global REIT markets, we plan to closely monitor regions that are likely to be affected by government intervention (notably Asia and the U.S.). Against this backdrop, the Fund ended the fiscal year with reduced exposure to property markets in China, Hong Kong, and the U.S. At the same time, based on our positive outlook for their respective markets, we increased the Fund’s exposure to Japanese and Australian markets. In Australia in particular, we believe the country’s relatively strong economy should help support a fundamentally positive environment for property markets. In Japan, we believe the outlook is less wholeheartedly positive, though certain real estate sectors (such as top-grade office space) are currently showing signs of improvement.

2

Performance summary
Delaware Macquarie Global Real Estate Fund	September 30, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Macquarie Global Real Estate Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Sept. 30, 2010
	1 year	3 years	Lifetime
Class A (Est. Sept. 28, 2007)
Excluding sales charge	+14.48%	-10.85%	-10.82%
Including sales charge	+7.99%	-12.60%	-12.56%
Class C (Est. July 30, 2010)
Excluding sales charge	n/a	n/a	+7.31%
Including sales charge	n/a	n/a	+6.31%
Class R (Est. July 30, 2010)
Excluding sales charge	n/a	n/a	+7.51%
Including sales charge	n/a	n/a	+7.51%
Institutional Class (Est. Sept. 28, 2007)
Excluding sales charge	+14.69%	-10.79%	-10.77%
Including sales charge	+14.69%	-10.79%	-10.77%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 3 through 5.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has

3

Performance summary
Delaware Macquarie Global Real Estate Fund

been contractually limited to 0.25% of average daily net assets from July 30, 2010, through July 31, 2011.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from July 30, 2010, through July 31, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Narrowly focused investments may exhibit higher volatility than investments in multiple industries and sectors. Diversification may not protect against market risk.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations. As such, REIT investments may be adversely affected by declines in real estate values and general and local economic conditions.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 1.15% of the Fund’s average daily net assets from July 30, 2010, through July 31, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	3.96%	4.66%	4.26%	3.66%
(without fee waivers)
Net expenses	1.40%	2.15%	1.65%	1.15%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

4

Performance of a $10,000 investment
Average annual total returns from Sept. 28, 2007 (Fund’s inception), through Sept. 30, 2010

For period beginning Sept. 28, 2007, through Sept. 30, 2010	Starting value	Ending value
FTSE EPRA/NAREIT Global Real Estate Index	$10,000	$7,358
Delaware Macquarie Global Real Estate Fund	$9,425	$6,678
— Class A shares

The chart assumes $10,000 invested in the Fund on Sept. 28, 2007, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 3 through 5.

The chart also assumes $10,000 invested in the FTSE EPRA/NAREIT Global Real Estate Index as of Sept. 28, 2007.

The FTSE EPRA/NAREIT Global Real Estate Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq Symbols	CUSIPs
Class A	DLRAX	24610D103
Class C	DLRCX	24610D202
Class R	DLRRX	24610D301
Institutional Class	DLRIX	24610D400

5

Disclosure of Fund expenses
For the six month period April 1, 2010 to September 30, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2010 to September 30, 2010.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

6

Delaware Macquarie Global Real Estate Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	4/1/10	9/30/10	Expense Ratio	4/1/10 to 9/30/10*
Actual Fund return
Class A	$1,000.00	$1,077.20	1.23%	$6.40
Class C**	1,000.00	1,073.10	2.15%	3.85
Class R**	1,000.00	1,075.10	1.65%	2.95
Institutional Class	1,000.00	1,079.20	1.15%	5.99
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.90	1.23%	$6.23
Class C	1,000.00	1,014.29	2.15%	10.86
Class R	1,000.00	1,016.80	1.65%	8.34
Institutional Class	1,000.00	1,019.30	1.15%	5.82

Effective July 30, 2010, Delaware Distributors, L.P. (DDLP) has contracted to waive distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Prior to July 30, 2010, DDLP had voluntarily agreed to waive all such distribution and service fees. Class A’s expense analysis would be as follows if this limit was in effect for the entire period:

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	4/1/10	9/30/10	Expense Ratio	4/1/10 to 9/30/10*
Actual Fund return
Class A	$1,000.00	$1,077.20	1.40%	$7.29
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.05	1.40%	$7.08

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Class C and Class R commenced operations on July 30, 2010. The actual ending account value and the expense paid during period reflect the shorter period, 63 days. The hypothetical example assumes the entire half year period.
7

Country and sector allocations
Delaware Macquarie Global Real Estate Fund	As of September 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Country	Percentage of net assets
Common Stock	93.41%
Australia	7.82%
Austria	0.67%
Belgium	0.64%
Bermuda	0.10%
Canada	4.48%
Finland	1.24%
France	5.22%
Hong Kong	15.67%
Japan	9.86%
Luxembourg	0.06%
Netherlands	0.55%
Singapore	5.53%
Sweden	0.57%
United Kingdom	4.97%
United States	36.03%
Warrant	0.01%
Discount Note	0.85%
Total Value of Securities	94.27%
Receivables and Other Assets Net of Liabilities	5.73%
Total Net Assets	100.00%

Sector
Apartment REITs	7.41%
Diversified REITs	17.35%
Healthcare REITs	5.20%
Hotel REITs	2.31%
Office REITs	7.85%
Real Estate Management and Service Companies	7.22%
Real Estate Operating Companies	25.01%
Regional Mall REITs	5.66%
Self-Storage REITs	2.33%
Shopping Center REITs	11.33%
Warehouse/Industrial REITs	1.74%
Total	93.41%

8

Statement of net assets
Delaware Macquarie Global Real Estate Fund	September 30, 2010

	Number of shares	Value (U.S. $)
Common Stock – 93.41%Δ
Australia – 7.82%
Bunnings Warehouse Property Trust	5,425	$9,675
CFS Retail Property Trust	14,854	27,210
= CFS Retail Property Trust Unit	2,000	3,664
=@† GPT Group-In Specie	39,900	0
Stockland	12,089	44,874
Westfield Group	5,179	61,376
		146,799
Austria – 0.67%
Conwert Immobilien Invest	879	12,661
		12,661
Belgium – 0.64%
Cofinimmo	90	11,947
		11,947
Bermuda – 0.10%
† Orient-Express Hotels Class A	170	1,896
		1,896
Canada – 4.48%
Boardwalk Real Estate Investment Trust	486	22,200
Brookfield Properties	130	2,030
Brookfield Real Estate Services Fund Trust Unit	300	3,805
Canadian Apartment Properties REIT	280	4,626
RioCan Real Estate Investment Trust	2,314	51,548
		84,209
Finland – 1.24%
Sponda	2,280	11,066
Technopolis	2,194	12,234
		23,300
France – 5.22%
ICADE	117	12,292
Klepierre	427	16,469
Societe de la Tour Eiffel	155	12,292
Unibail-Rodamco	257	56,990
		98,043
Hong Kong – 15.67%
China Overseas Land & Investment	10,000	21,163
Hang Lung Properties	4,000	19,539
Hongkong Land Holdings	7,000	43,470

9

Statement of net assets
Delaware Macquarie Global Real Estate Fund

	Number of shares	Value (U.S. $)
Common Stock (continued)
Hong Kong (continued)
Kerry Properties	5,000	$27,195
New World Development	17,000	34,268
Shimao Property Holdings	8,500	14,132
Sino Land	6,000	12,419
Sun Hung Kai Properties	4,830	83,416
Wharf Holdings	6,000	38,588
		294,190
Japan – 9.86%
Japan Prime Realty Investment	5	11,011
Japan Real Estate Investment	1	9,094
Japan Retail Fund Investment	4	5,631
Mitsubishi Estate	3,500	56,945
Mitsui Fudosan	3,100	52,295
Nippon Building Fund	1	8,758
Sumitomo Realty & Development	2,000	41,335
		185,069
Luxembourg – 0.06%
ProLogis European Properties	132	1,094
		1,094
Netherlands – 0.55%
Vastned Retail	151	10,278
		10,278
Singapore – 5.53%
CapitaLand	14,000	43,211
CDL Hospitality Trusts	9,000	14,574
Keppel Land	9,000	27,710
Parkway Life Real Estate Investment Trust	15,068	18,328
		103,823
Sweden – 0.57%
Castellum	809	10,762
		10,762
United Kingdom – 4.97%
Big Yellow Group	1,894	9,703
British Land	1,031	7,531
Hammerson	2,608	16,155
Helical Bar	2,163	10,109
Land Securities Group	1,817	18,283

10

		Number of shares	Value (U.S. $)
Common Stock (continued)
United Kingdom (continued)
†	Metric Property Investments	5,522	$9,260
	Segro	3,555	15,257
	Workspace Group	20,816	7,031
			93,329
United States – 36.03%
	Acadia Realty Trust	310	5,890
	Alexandria Real Estate Equities	170	11,900
	AMB Property	199	5,268
	American Campus Communities	700	21,308
†	American Tower Class A	230	11,790
	AvalonBay Communities	140	14,550
	BioMed Realty Trust	311	5,573
	Boston Properties	348	28,926
	BRE Properties	225	9,338
†	CB Richard Ellis Group Class A	330	6,032
	CBL & Associates Properties	290	3,787
†	Coresite Realty	900	14,751
	DiamondRock Hospitality	329	3,122
	Digital Realty Trust	330	20,361
	Douglas Emmett	240	4,202
	Duke Realty	710	8,229
	DuPont Fabros Technology	482	12,122
	Entertainment Properties Trust	369	15,933
	Equity Residential	714	33,964
	Essex Property Trust	140	15,322
	Federal Realty Investment Trust	86	7,023
†	Gaylord Entertainment	580	17,690
	Glimcher Realty Trust	630	3,875
	HCP	463	16,659
	Health Care REIT	129	6,107
	Healthcare Realty Trust	490	11,461
	Host Hotels & Resorts	1,770	25,630
†	Hyatt Hotels Class A	250	9,348
	Jones Lang LaSalle	120	10,352
	Kimco Realty	1,181	18,601
	Kite Realty Group Trust	820	3,641
	Liberty Property Trust	200	6,380
	Macerich	448	19,242
	Mack-Cali Realty	326	10,663

11

Statement of net assets
Delaware Macquarie Global Real Estate Fund

	Number of shares	Value (U.S. $)
Common Stock (continued)
United States (continued)
Medical Properties Trust	640	$6,490
Mid-America Apartment Communities	200	11,656
Nationwide Health Properties	322	12,452
Post Properties	220	6,142
ProLogis	1,420	16,728
Public Storage	309	29,984
Regency Centers	393	15,512
Simon Property Group	855	79,292
SL Green Realty	216	13,679
Starwood Hotels & Resorts Worldwide	160	8,408
Tanger Factory Outlet Centers	50	2,357
U-Store-It Trust	480	4,008
Ventas	507	26,146
Vornado Realty Trust	286	24,462
		676,356
Total Common Stock (cost $1,538,607)		1,753,756

Warrant – 0.01%
† Henderson Land Development exercise price $7.45,
expiration date 6/1/11	411	119
Total Warrant (cost $0)		119

	Principal
	amount (U.S. $)
≠Discount Note – 0.85%
Federal Home Loan Bank 0.007% 10/1/10	$16,000	16,000
Total Discount Note (cost $16,000)		16,000

Total Value of Securities – 94.27%
(cost $1,554,607)		1,769,875
Receivables and Other Assets
Net of Liabilities – 5.73%		107,495
Net Assets Applicable to 344,735
Shares Outstanding – 100.00%		$1,877,370

12

Net Asset Value – Delaware Macquarie Global Real Estate Fund
Class A ($17,548 / 3,223 Shares)	$5.44
Net Asset Value – Delaware Macquarie Global Real Estate Fund
Class C ($5,384 / 991 Shares)	$5.43
Net Asset Value – Delaware Macquarie Global Real Estate Fund
Class R ($5,389 / 991 Shares)	$5.44
Net Asset Value – Delaware Macquarie Global Real Estate Fund
Institutional Class ($1,849,049 / 339,530 Shares)	$5.45

Components of Net Assets at September 30, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$2,955,301
Distributions in excess of net investment income	(2,085)
Accumulated net realized loss on investments	(1,291,620)
Net unrealized appreciation of investments and foreign currencies	215,774
Total net assets	$1,877,370

Δ	Securities have been classified by country of origin.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At September 30, 2010, the aggregate amount of fair valued security was $3,664, which represented 0.20% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
@	Illiquid security. At September 30, 2010, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

REIT — Real Estate Investment Trust

Net Asset Value and Offering Price Per Share –
Delaware Macquarie Global Real Estate Fund
Net asset value Class A (A)	$5.44
Sales charge (5.75% of offering price) (B)	0.33
Offering price	$5.77

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

13

Statement of operations
Delaware Macquarie Global Real Estate Fund	Year Ended September 30, 2010

Investment Income:
Dividends	$62,332
Interest	32
Foreign tax withheld	(3,607)
58,757
Expenses:
Reports and statements to shareholders	24,510
Custodian fees	20,123
Management fees	16,603
Registration fees	14,291
Audit and tax	12,164
Legal fees	11,257
Dividend disbursing and transfer agent fees and expenses	8,566
Pricing fees	6,263
Dues and services	2,640
Accounting and administration expenses	667
Trustees’ fees	97
Insurance fees	96
Consulting fees	40
Distribution expense – Class A	5
Distribution expense – Class C*	9
Distribution expense – Class R*	5
Trustees’ expenses	11
117,347
Less fees waived	(97,999)
Less waived distribution expenses – Class A	(3)
Less waived distribution expenses – Class R	(1)
Total operating expenses	19,344
Net Investment Income	39,413

14

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
Investments	$207,802
Foreign currencies	(3,397)
Net realized gain	204,405
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(1,029)
Net Realized and Unrealized Gain on Investments
and Foreign Currencies	203,376

Net Increase in Net Assets Resulting from Operations	$242,789

*Class C and Class R commenced operations on July 30, 2010.

See accompanying Notes, which are an integral part of the financial statements.

15

Statements of changes in net assets
Delaware Macquarie Global Real Estate Fund

	Year Ended
	9/30/10	9/30/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$39,413	$39,949
Net realized gain (loss) on investments and
foreign currencies	204,405	(805,433)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(1,029)	504,075
Net increase (decrease) in net assets resulting
from operations	242,789	(261,409)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(77)	—
Institutional Class	(131,323)	—

Net realized gain on investments:
Institutional Class	—	(5,734)
	(131,400)	(5,734)

Capital Share Transactions:
Proceeds from shares sold:
Class A	16,229	463
Class C*	5,015	—
Class R*	5,015	—
Institutional Class	—	37
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	76	—
Institutional Class	131,322	5,734
	157,657	6,234

16

	Year Ended
	9/30/10	9/30/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Institutional Class	$(250,002)	$—
	(250,002)	—
Increase (Decrease) in net assets derived from capital
share transactions	(92,345)	6,234
Net Increase (Decrease) in Net Assets	19,044	(260,909)

Net Assets:
Beginning of year	1,858,326	2,119,235
End of year (Including undistributed (distributions in
excess of) net investment income of $(2,085) and
$40,165, respectively)	$1,877,370	$1,858,326

*Class C and Class R commenced operations on July 30, 2010.

See accompanying Notes, which are an integral part of the financial statements.

17

Financial highlights
Delaware Macquarie Global Real Estate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income2
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return3

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

1 Fund commenced operations on September 28, 2007.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

18

Year Ended
9/30/10	9/30/09	9/30/081
$5.160	$5.910	$8.500

0.155	0.111	0.138
0.545	(0.845)	(2.611)
0.700	(0.734)	(2.473)

(0.420)	—	(0.117)
—	(0.016)	—
(0.420)	(0.016)	(0.117)

$5.440	$5.160	$5.910

14.48%	(12.33% )	(29.40% )

$18	$1	$—
1.19%	1.15%	1.15%
7.30%	3.96%	4.69%
2.31%	2.73%	1.94%
(3.80% )	(0.08% )	(1.60% )
245%	143%	133%

19

Financial highlights
Delaware Macquarie Global Real Estate Fund Class C

Selected data for each share of the Fund outstanding throughout the period was as follows:

	7/30/101
	to
	9/30/10
Net asset value, beginning of period	$5.060

Income from investment operations:
Net investment income2	0.029
Net realized and unrealized gain on investments and foreign currencies	0.341
Total from investment operations	0.370

Net asset value, end of period	$5.430

Total return3	7.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5
Ratio of expenses to average net assets	2.15%
Ratio of expenses to average net assets prior to fees waived	8.00%
Ratio of net investment income to average net assets	1.35%
Ratio of net investment loss to average net assets prior to fees waived	(4.50%	)
Portfolio turnover	245%	4

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4 Portfolio turnover is representative of the Fund for the entire period.

See accompanying Notes, which are an integral part of the financial statements.

20

Delaware Macquarie Global Real Estate Fund Class R

Selected data for each share of the Fund outstanding throughout the period was as follows:

	7/30/101
	to
	9/30/10
Net asset value, beginning of period	$5.060

Income from investment operations:
Net investment income2	0.034
Net realized and unrealized gain on investments and foreign currencies	0.346
Total from investment operations	0.380

Net asset value, end of period	$5.440

Total return3	7.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5
Ratio of expenses to average net assets	1.65%
Ratio of expenses to average net assets prior to fees waived	7.60%
Ratio of net investment income to average net assets	1.85%
Ratio of net investment loss to average net assets prior to fees waived	(4.10%	)
Portfolio turnover	245%	4

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects waivers by the manager and the distributor. Performance would have been lower had the waivers not been in effect.
4 Portfolio turnover is representative of the Fund for the entire period.

See accompanying Notes, which are an integral part of the financial statements.

21

Financial highlights
Delaware Macquarie Global Real Estate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income2
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return3

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

1 Fund commenced operations on September 28, 2007.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

22

Year Ended
9/30/10	9/30/09	9/30/081
$5.160	$5.910	$8.500

0.117	0.111	0.138
0.593	(0.845)	(2.611)
0.710	(0.734)	(2.473)

(0.420)	—	(0.117)
—	(0.016)	—
(0.420)	(0.016)	(0.117)

$5.450	$5.160	$5.910

14.69%	(12.33% )	(29.40% )

$1,849	$1,857	$2,119
1.15%	1.15%	1.15%
7.00%	3.66%	4.69%
2.35%	2.73%	1.94%
(3.50% )	0.22%	(1.30% )
245%	143%	133%

23

Notes to financial statements
Delaware Macquarie Global Real Estate Fund	September 30, 2010

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Healthcare Fund, Delaware Macquarie Global Real Estate Fund (formerly Delaware Global Real Estate Securities Fund), and Delaware Smid Cap Growth Fund (formerly Delaware Growth Opportunities Fund). These financial statements and the related notes pertain to Delaware Macquarie Global Real Estate Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. The Fund is available only to certain residents of certain states.

The investment objective of the Fund is to seek maximum long-term total return through a combination of current income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may

24

have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’s tax positions taken on federal income tax returns for all open tax years (September 30, 2007 – September 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate

25

Notes to financial statements
Delaware Macquarie Global Real Estate Fund

1. Significant Accounting Policies (continued)

Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually. Such dividends and distributions, if any, are recorded on ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earning credits for the year ended September 30, 2010.

The Fund may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. There were no earnings credits for the year ended September 30, 2010.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.99% on the first $100 million of average daily net assets of the Fund, 0.90% on the next $150 million, and 0.80% on average daily net assets in excess of $250 million.

DMC, on behalf of the Fund, has entered into an investment sub-advisory agreement with Macquarie Capital Investment Management LLC (MCIM), which is an affiliate of DMC. Both DMC and MCIM are wholly owned subsidiaries of Macquarie. For its sub-advisory services, MCIM receives an asset-based fee from DMC. Such sub-advisory fee is paid by DMC, and not from the assets of the Fund.

Effective July 30, 2010, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses and certain other expenses) do not exceed 1.15% of average daily net assets of the Fund through July 31, 2011. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver applies only to expenses paid directly by the Fund. Prior to July 30, 2010, this waiver was voluntary.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds

26

at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended September 30, 2010, the Fund was charged $84 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. Effective July 30, 2010, DDLP has contracted to waive distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets. Prior to July 30, 2010, DDLP had voluntarily agreed to waive all such distribution and service fees for Class A.

At September 30, 2010, the Fund had receivables due from and liabilities payable to affiliates as follows:

Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	$(18)
Distribution fees payable to DDLP	(8)
Other expenses payable to DMC and affiliates*	(2,110)
Receivable from DMC under expense limitation agreement	21,921

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended September 30, 2010, the Fund was charged $66 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

27

Notes to financial statements
Delaware Macquarie Global Real Estate Fund

3. Investments

For the year ended September 30, 2010, the Fund made purchases of $3,929,944 and sales of $4,137,752 of investment securities other than short-term investments.

At September 30, 2010, the cost of investments was $ 1,749,954. At September 30, 2010, net unrealized appreciation was $ 19,921 of which $ 235,202 related to unrealized appreciation of investments and $ 215,281 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair value securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$1,748,998	$—	$4,758	$1,753,756
Short-Term	—	16,000	—	16,000
Other	119	—	—	119
Total	$1,749,117	$16,000	$4,758	$1,769,875

28

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Balance as of 9/30/09	$—
Purchases	4,704
Net change in unrealized appreciation/depreciation	54
Balance as of 9/30/10	$4,758
Net change in unrealized appreciation/depreciation
from investments still held as of 9/30/10	$54

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending September 30, 2011 and interim periods therein. During the year ended September 30, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. Utilizing international fair value pricing could cause transfers from Level 1 investments to Level 2 investments in the hierarchy.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2010 and 2009 was as follows:

	Year Ended
	9/30/10	9/30/09
Ordinary income	$131,400	$405
Long-term capital gain	—	5,329
Total	$131,400	$5,734

5. Components of Net Assets on a Tax Basis

As of September 30, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,955,301
Undistributed ordinary income	44,627
Post-October losses	(91,343)
Post-October currency losses	(1,982)
Capital loss carryforwards	(1,050,209)
Unrealized appreciation of investments and foreign currencies	20,976
Net assets	$1,877,370

29

Notes to financial statements

Delaware Macquarie Global Real Estate Fund

5. Components of Net Assets on Tax Basis (continued)

The undistributed earnings for the Delaware Macquarie Global Real Estate Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of wash sales and tax treatment of passive foreign investment companies.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2009 through September 30, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year. For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2010, the Fund recorded the following reclassifications.

Undistributed net investment income	$49,737
Accumulated net realized gain	(49,737)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at September 30, 2010 will expire as follows: $612,059 expires in 2017 and $438,150 expires in 2018.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	9/30/10	9/30/09
Shares sold:
Class A	3,026	179
Class C	991	—
Class R	991	—

Shares issued upon reinvestment of dividends and distributions:
Class A	15	—
Institutional Class	26,856	1,459
	31,879	1,638

Shares repurchased:
Institutional Class	(47,170)	—
	(47,170)	—
Net increase (decrease)	(15,291)	1,638

30

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Fund had no amounts outstanding as of September 30, 2010, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

No foreign currency exchange contracts were outstanding at September 30, 2010.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the

31

Notes to financial statements

Delaware Macquarie Global Real Estate Fund

9. Securities Lending (continued)

subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreement collateralized by such securities, provided that the Collective Trust will only hold such assets with a maturity of one business day or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of September 30, 2010.

32

10. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

33

Notes to financial statements

Delaware Macquarie Global Real Estate Fund

12. Subsequent Events

Effective November 3, 2010, DMC re-assumed management of the Fund. In connection with this change, the Fund’s investment strategies and management have reverted back to those described in the Prospectus dated January 28, 2010. For information regarding the Fund’s investment strategies and management, see the sections of the Fund’s prospectus entitled, “Fund Summary- What are the Fund’s main investment strategies?”, “Fund Summary- Who manages the Fund?”, “How we manage the Fund-Our investment strategies”, “Who manages the Fund-Investment Manager”, and “Who manages the Fund-portfolio managers”.

Management has determined no other material events or transactions occurred subsequent to September 30, 2010 that would require recognition or disclosure in the Fund’s financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2010, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gains Distributions (Tax Basis)	—%
(B)	Ordinary Income Distributions* (Tax Basis)	100.00%
	Total Distributions (Tax Basis)	100.00%
(C)	Qualifying Dividends1	2.19%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended September 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $2,562 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

The Fund intends to pass through foreign tax credits in the maximum amount of $1,585. The gross foreign source income earned during the fiscal year 2009 by the Fund was $53,896. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

34

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group Equity Funds IV
and the Shareholders of Delaware Macquarie Global Real Estate Fund
(formerly Delaware Global Real Estate Securities Fund):

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Macquarie Global Real Estate Fund (formerly Delaware Global Real Estate Securities Fund) (one of the series constituting Delaware Group Equity Funds IV, hereafter referred to as the “Fund”) at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and broker, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended September 30, 2009 and the financial highlights for the year ended September 30, 2009 and the period ended September 30, 2008 were audited by other independent accountants whose report dated November 19, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 18, 2010
35

Other Fund information
(Unaudited)
Delaware Macquarie Global Real Estate Fund

Change in Independent Registered Public Accounting Firm
Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Delaware Group Equity Funds IV (the Trust) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2010. During the fiscal years ended September 30, 2009 and 2008, E&Y’s audit reports on the financial statements of the Fund did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements.

36

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

38

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

39

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

40

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	81	Director
Drexel University		Community Health Systems
(August 2010–Present)
Director — Ecore
President		International
Franklin & Marshall College		(2009-2010)
(July 2002–July 2010)
Director — Allied
Executive Vice President		Barton Securities Holdings
University of Pennsylvania		(2005 to 2008)
(April 1995–June 2002)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

41

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

42

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

43

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

44

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 to 2007)

Vice President and Treasurer	81	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 to 2008)
(September 1996–Present)

45

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

46

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	81	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

47

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Macquarie Global Real Estate Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Macquarie Global Real Estate Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

48

Annual report Delaware Healthcare Fund September 30, 2010 Growth equity mutual fund
This annual report is for the information of Delaware Healthcare Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Healthcare Fund.

The figures in the annual report for Delaware Healthcare Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Healthcare Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Healthcare Fund at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Healthcare Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	7
Sector allocation and top 10 holdings	9
Statement of net assets	10
Statement of operations	14
Statements of changes in net assets	16
Financial highlights	18
Notes to financial statements	24
Report of independent registered public accounting firm	35
Other Fund information	36
Board of trustees/directors and officers addendum	38
About the organization	48

Unless otherwise noted, views expressed herein are current as of Sept. 30, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Healthcare Fund	October 12, 2010

Performance preview (for the year ended September 30, 2010)
Delaware Healthcare Fund (Class A shares)	1-year return	+17.38%
Russell 3000® Healthcare Index (current benchmark)	1-year return	+9.10%
S&P 1500 Healthcare Index (former benchmark)	1-year return	+9.51%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Healthcare Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Fund’s fiscal year was a time of significant upheaval at both the macroeconomic and sector levels. As the period began on Oct. 1, 2009, a bull market in stocks was well under way and the United States was a few months into an economic recovery from the worst recession in decades. Inventory restocking and government stimulus programs helped underwrite the renewed economic growth, which reached 5% at an annualized rate during the last three months of 2009. As the period progressed, however, economic activity decelerated sharply, falling to 3.2% in the first quarter of 2010 and to 1.7% in the second quarter. The pace of inventory rebuilding waned and some extraordinary monetary support and stimulus measures were allowed to expire (data: U.S. Commerce Department). Consumer confidence was undermined by chronically high unemployment, liquidity and solvency problems in several countries on the periphery of the euro zone, and by frequent mentions of a possible double-dip recession. It appears that those fears peaked this past July, and equity markets rebounded strongly over the final weeks of the Fund’s fiscal year.

The Fund’s fiscal year was generally a period of macroeconomic and sector uncertainty:
  The U.S. economy exited from the worst recession since the 1930s.

  Healthcare stocks mostly gained, though less than the broad equities market.

  Reform legislation has the potential to generally contribute to demand for healthcare in coming years.

1

Portfolio management review
Delaware Healthcare Fund

The outlook for healthcare stocks also was considerably in flux during the reporting period, as the shifting fate of controversial reform legislation — and its eventual passage in March 2010 — generally provided a moving target. The healthcare sector lagged the S&P 500 Index slightly for the year ended Sept. 30, 2010, although many healthcare stocks outperformed the large-cap benchmark toward the latter months of the fiscal period.

Overall, the Fund’s fiscal year was characterized by a deeply ambivalent attitude toward what are traditionally known as “risk assets.” The apparent lack of conviction on the part of many investors reflected the unusually uncertain economic environment. At times, that uncertainty seemed to work to the benefit of healthcare stocks, which are generally viewed as being more defensive than those from industries whose fortunes are more closely tied to the business cycle. Still, healthcare is not a homogenous group; it is made up of several sub-sectors, with varying degrees of volatility, such as the biotechnology area, medical products, services, distributors, and pharmaceuticals, among others.

Fund performance

Note: On Jan. 28, 2010, Delaware Healthcare Fund’s benchmark changed from the S&P 1500 Healthcare Index to the Russell 3000 Healthcare Index. The Fund’s portfolio manager believes the Russell 3000 Healthcare Index is a more accurate benchmark for the Fund’s investments. Additionally, The Russell 3000 Healthcare Index is more accessible, meaning more third-party applications subscribe to Russell 3000 Healthcare Index data versus S&P 1500 Healthcare Index data. The Fund’s new benchmark also has a longer track record than the S&P 1500 Healthcare Index. As a result, the S&P 1500 Healthcare Index may not be included for comparative performance in the future.

For its fiscal year ended Sept. 30, 2010, Delaware Healthcare Fund generated strong returns in absolute terms, as well as when compared to the Russell 3000 Healthcare Index, its benchmark index. The Fund returned 17.38% for Class A shares at net asset value and 10.68% at maximum offer price. Both figures reflect all distributions reinvested. During the same period, the Russell 3000 Healthcare Index advanced 9.10%. For complete, annualized performance of the Fund, please see the table on page 4.

Generally speaking, the Fund’s outperformance versus its current benchmark index was significantly attributable to the positive effects of its allocation weights, as well as the positive effects (though to a lesser degree) of stock selection.

Performance versus the Fund’s current benchmark was aided during the first half of the reporting period by a large overweight to biotechnology; however, the Fund’s biotech allocation later exerted a drag on the Fund’s relative return when the sector fell sharply amid the broad market correction that began in the spring. At the individual security level, our position in the biotechnology company Dendreon was among the notable detractors. The company develops cancer-fighting compounds and investors reacted negatively to news that regulators had begun a comprehensive review of one of its cancer therapies. Despite the setback, we remain optimistic about Dendreon’s longer-term prospects and the company remains in the Fund.

Merck was likewise among the Fund’s significant detractors from overall return. Its performance, we believe, was due in part to the fact that investors took a negative view toward news of its all-cash acquisition of the life sciences company Millipore. By the end of the fiscal year, we sold all Merck shares out of the Fund’s portfolio.

2

Meanwhile, OSI Pharmaceuticals was among the most significant contributors to the Fund’s performance. The company, whose research programs are concentrated on developing cancer and diabetes therapies, received a buyout offer in March from the Japanese drug company Astellas Pharma on terms that represented a significant premium to its market price (source: Bloomberg). Shares of OSI Pharmaceuticals subsequently soared on news of the pending acquisition. We eliminated the position from the Fund’s portfolio after it reached what we believed was a fair price based on our estimates of the company’s true value.

The Fund also benefited from strong performance by CardioNet, whose stock price jumped on the announcement of increased subscriptions to the company’s information services.

Looking ahead

In our view, the secular backdrop for the healthcare sector remains positive. We believe the graying of America — particularly the 78 million-member baby boom generation — implies expanding demand for healthcare products and services for decades to come. Advances in diagnostic technology that provide “early warning” of serious illness also could benefit select companies within the industry.

Healthcare reform legislation signed into law earlier this year should be an important factor in sorting out winners and losers in the sector. Political aspects aside, we believe the changes may likely have a favorable effect for investors in healthcare stocks over time. In our view, the legislation has the potential to accelerate growth in overall demand for healthcare products and services, a process that could have positive implications for many companies.

We seek to maintain a disciplined approach when selecting those companies, independent of the inevitable daily ups and downs of the broad equity market. Over the life of the Fund, we have focused on identifying and allocating capital to healthcare businesses whose stocks trade at meaningful discounts to our determination of breakup value. We believe that a conservative, bottom-up approach to stock selection has generally served the Fund and its shareholders well, and we intend to maintain this strategy as we go forward into the “post-reform” era.

3

Performance summary
Delaware Healthcare Fund	October 12, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Healthcare Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Sept. 30, 2010
	1 year	3 years	Lifetime
Class A (Est. Sept. 28, 2007)
Excluding sales charge	+17.38%	+14.82%	+14.77%
Including sales charge	+10.68%	+12.57%	+12.53%
Class C (Est. Jan. 28, 2010)
Excluding sales charge	n/a	n/a	+3.49%
Including sales charge	n/a	n/a	+2.49%
Class R (Est. Jan. 28, 2010)
Excluding sales charge	n/a	n/a	+3.79%
Including sales charge	n/a	n/a	+3.79%
Institutional Class (Est. Sept. 28, 2007)
Excluding sales charge	+17.61%	+14.89%	+14.85%
Including sales charge	+17.61%	+14.89%	+14.85%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for certain classes during the periods shown in the “Fund performance” chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 6.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares.

4

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Jan. 28, 2010, through Jan. 28, 2011.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Jan. 28, 2010, through Jan. 28, 2011.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Healthcare companies are subject to extensive government regulation and their profitability can be affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and malpractice or other litigation.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

“Nondiversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” chart. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses from exceeding 1.35% of the Fund’s average daily net assets from Jan. 28, 2010, through Jan. 28, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	2.11%	2.81%	2.41%	1.81%
(without fee waivers)
Net expenses	1.60%	2.35%	1.85%	1.35%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

5

Performance summary
Delaware Healthcare Fund

Performance of a $10,000 investment
Average annual total returns from Sept. 28, 2007 (Fund’s inception), through Sept. 30, 2010

For period beginning Sept. 28, 2007, through Sept. 30, 2010	Starting value	Ending value
Delaware Healthcare Fund — Class A shares	$9,425	$14,266
Russell 3000 Healthcare Index	$10,000	$9,423
S&P 1500 Healthcare Index	$10,000	$9,279

The chart assumes $10,000 invested in the Fund on Sept. 28, 2007, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 6.

The chart also assumes $10,000 invested in the Russell 3000 Healthcare Index and the S&P 1500 Healthcare Index as of Sept. 28, 2007.

The Russell 3000 Healthcare Index measures the performance of all healthcare holdings included in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

The S&P 1500 Healthcare Index is a capitalization-weighted index comprising companies of various sizes that represent the healthcare sector as determined by S&P.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” chart and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes shareholders would pay on Fund distributions or redemptions of Fund shares.

	Nasdaq Symbols	CUSIPs
Class A	DLHAX	24610E101
Class C	DLHCX	24610E200
Class R	DLRHX	24610E309
Institutional Class	DLHIX	24610E408

6

Disclosure of Fund expenses
For the six-month period April 1, 2010 to September 30, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2010 to September 30, 2010.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

7

Disclosure of Fund expenses

Delaware Healthcare Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	4/1/10	9/30/10	Expense Ratio	4/1/10 to 9/30/10*
Actual Fund return
Class A	$1,000.00	$971.10	1.56%	$7.71
Class C	1,000.00	968.30	2.35%	11.60
Class R	1,000.00	970.20	1.85%	9.14
Institutional Class	1,000.00	973.00	1.35%	6.68
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.25	1.56%	$7.89
Class C	1,000.00	1,013.29	2.35%	11.86
Class R	1,000.00	1,015.79	1.85%	9.35
Institutional Class	1,000.00	1,018.30	1.35%	6.83

Effective January 28, 2010, Delaware Distributors, L.P. (DDLP) has contracted to waive distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Prior to January 28, 2010, DDLP had voluntarily agreed to waive all such distribution and service fees. Class A’s expense analysis would be as follows if this limit was in effect for the entire period:

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	4/1/10	9/30/10	Expense Ratio	4/1/10 to 9/30/10*
Actual Fund return
Class A	$1,000.00	$971.10	1.60%	$7.91
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.05	1.60%	$8.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

Sector allocation and top 10 holdings
Delaware Healthcare Fund	As of September 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector	Percentage of net assets
Common Stock²	102.64%
Biotechnology	10.34%
Blue Chip Medical Products	48.62%
Healthcare Services	22.11%
Medical Distributors	2.83%
Others	10.09%
Pharmaceutical Contract Research & Healthcare IT	1.66%
Small/Mid-Cap Medical Products	6.99%
Total Value of Securities	102.64%
Liabilities Net of Receivables and Other Assets	(2.64%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 holdings	Percentage of net assets
Yahoo	7.93%
Stryker	6.30%
Medtronic	5.96%
Abbott Laboratories	5.33%
Baxter International	4.65%
Quest Diagnostics	4.48%
Lilly (Eli)	4.37%
Myriad Genetics	4.34%
Zimmer Holdings	4.18%
CareFusion	3.74%

9

Statement of net assets
Delaware Healthcare Fund	September 30, 2010

		Number of shares	Value
Common Stock – 102.64%²
Biotechnology – 10.34%
†	AMAG Pharmaceuticals	2,000	$34,420
†	Dendreon	5,000	205,900
†	Dyax	10,000	23,700
†	Ligand Pharmaceuticals Class B	21,000	33,180
†	Myriad Genetics	29,800	489,018
†	ONYX Pharmaceuticals	10,000	263,800
†	Regeneron Pharmaceuticals	4,250	116,450
			1,166,468
Blue Chip Medical Products – 48.62%
	Abbott Laboratories	11,500	600,760
†	Amgen	7,000	385,770
	Baxter International	11,000	524,810
†	Biogen Idec	4,000	224,480
†	Boston Scientific	35,000	214,550
	Bristol-Myers Squibb	13,000	352,430
	Chugai Pharmaceutical	8,000	147,032
†	Forest Laboratories	10,000	309,300
	Lilly (Eli)	13,500	493,155
	Medtronic	20,000	671,600
	Pfizer	22,001	377,749
	Stryker	14,200	710,709
†	Zimmer Holdings	9,000	470,970
			5,483,315
Healthcare Services – 22.11%
	Aetna	9,000	284,490
†	AMEDISYS	6,000	142,800
†	Community Health Systems	3,000	92,910
†	Health Management Associates	3,000	22,980
	Omnicare	8,700	207,756
†	PharMerica	29,800	283,994
	Quest Diagnostics	10,000	504,700
†	Tenet Healthcare	75,000	354,000
	UnitedHealth Group	6,500	228,215
	Walgreen	6,000	201,000
†	WellPoint	3,000	169,920
			2,492,765

10

	Number of shares	Value
Common Stock (continued)
Medical Distributors – 2.83%
Cardinal Health	6,000	$198,240
† Chindex International	8,000	120,880
		319,120
Others – 10.09%
† A123 Systems	2,000	17,940
† MEMC Electronic Materials	18,900	225,288
† Yahoo	63,100	894,127
		1,137,355
Pharmaceutical Contract Research & Healthcare IT – 1.66%
† Covance	4,000	187,160
		187,160
Small/Mid-Cap Medical Products – 6.99%
† Cangene	58,500	210,939
† CareFusion	17,000	422,280
† Tongjitang Chinese Medicines ADR	5,309	19,059
† TranS1	8,500	20,995
† Wright Medical Group	8,000	115,280
		788,553
Total Common Stock (cost $11,143,957)		11,574,736

Total Value of Securities – 102.64%
(cost $11,143,957)		11,574,736
Liabilities Net of Receivables and
Other Assets – (2.64%)		(297,991)
Net Assets Applicable to 1,082,864
Shares Outstanding – 100.00%		$11,276,745

Net Asset Value – Delaware Healthcare Fund
Class A ($7,610,129 / 730,989 Shares)		$10.41
Net Asset Value – Delaware Healthcare Fund
Class C ($528,867 / 51,005 Shares)		$10.37
Net Asset Value – Delaware Healthcare Fund
Class R ($5,209 / 501 Shares)		$10.40
Net Asset Value – Delaware Healthcare Fund
Institutional Class ($3,132,540 / 300,369 Shares)		$10.43

11

Statement of net assets
Delaware Healthcare Fund

Components of Net Assets at September 30, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$10,207,728
Distribution in excess of net investment income	(4,313)
Accumulated net realized gain on investments	642,542
Net unrealized appreciation of investments and foreign currencies	430,788
Total net assets	$11,276,745

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.

ADR — American Depositary Receipts

Net Asset Value and Offering Price Per Share –
Delaware Healthcare Fund
Net asset value Class A (A)	$10.41
Sales charge (5.75% of offering price) (B)	0.64
Offering price	$11.05

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying Notes, which are an integral part of the financial statements.

12

Statement of operations
Delaware Healthcare Fund	Year Ended September 30, 2010

Investment Income:
Dividends	$138,425
Interest	886
Foreign tax withheld	(1,723)
137,588

Expenses:
Management fees	65,738
Registration fees	45,281
Reports and statements to shareholders	24,119
Distribution expenses – Class A	13,759
Distribution expenses – Class C*	2,094
Distribution expenses – Class R*	20
Dividend disbursing and transfer agent fees and expenses	15,654
Audit and tax	11,647
Dues and services	3,305
Accounting and administration expenses	3,071
Custodian fees	2,632
Pricing fees	2,449
Legal fees	2,369
Trustees’ fees	427
Insurance fees	152
Consulting fees	103
Trustees’ expenses	25
192,845
Less fees waived	(72,856)
Less waived distribution expenses – Class A	(3,773)
Less waived distribution expenses – Class R*	(3)
Less expense paid indirectly	(6)
Total operating expenses	116,207
Net Investment Income	21,381

14

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
Investments	$841,263
Foreign currencies	(20,777)
Net realized gain	820,486
Net change in unrealized appreciation/depreciation of
investments and foreign currencies	(5,955)
Net Realized and Unrealized Gain on Investments
and Foreign Currencies	814,531

Net Increase in Net Assets Resulting from Operations	$835,912

*Class C and Class R commenced operations on January 28, 2010.

See accompanying Notes, which are an integral part of the financial statements.

15

Statements of changes in net assets
Delaware Healthcare Fund

	Year Ended
	9/30/10	9/30/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,381	$10,511
Net realized gain on investments and foreign currencies	820,486	306,840
Net change in unrealized appreciation/depreciation of
investments and foreign currencies	(5,955)	513,171
Net increase in net assets resulting from operations	835,912	830,522

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,671)	(749)
Institutional Class	(5,634)	(1,705)

Net realized gain on investments:
Class A	(155,398)	(36,400)
Institutional Class	(327,820)	(82,808)
	(491,523)	(121,662)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,793,728	144,820
Class C*	550,621	—
Class R*	5,020	—
Institutional Class	101,994	—

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	158,066	37,149
Institutional Class	333,451	84,511
	7,942,880	266,480

16

	Year Ended
	9/30/10	9/30/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(769,761)	$—
Class C	(30,417)	—
Institutional Class	(10,000)	—
	(810,178)	—
Increase in net assets derived from
capital share transactions	7,132,702	266,480
Net Increase in Net Assets	7,477,091	975,340

Net Assets:
Beginning of year	3,799,654	2,824,314
End of year (including undistributed (distributions
in excess of) net investment income of $(4,313)
and $3,388, respectively)	$11,276,745	$3,799,654

*Class C and Class R commenced operations on January 28, 2010.

See accompanying Notes, which are an integral part of the financial statements.

17

Financial highlights
Delaware Healthcare Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)2
Net realized and unrealized gain on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return3

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Fund commenced operations on September 28, 2007.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

18

Year Ended
9/30/10	9/30/09	9/30/081
$10.070	$8.360	$8.500

0.027	0.029	(0.002)
1.615	2.028	0.163
1.642	2.057	0.161

(0.022)	(0.007)	—
(1.280)	(0.340)	(0.301)
(1.302)	(0.347)	(0.301)

$10.410	$10.070	$8.360

17.38%	26.66%	1.80%

$7,610	$1,221	$788
1.52%	1.35%	1.35%

2.59%	2.11%	3.75%
0.17%	0.37%	(0.03% )

(0.90% )	(0.39% )	(2.43% )
199%	240%	154%

19

Financial highlights
Delaware Healthcare Fund Class C

Selected data for each share of the Fund outstanding throughout the period were as follows:

	1/28/101
	to
	9/30/10
Net asset value, beginning of period	$10.020

Income (loss) from investment operations:
Net investment loss2	(0.026)
Net realized and unrealized gain on investments and foreign currencies	0.376
Total from investment operations	0.350

Net asset value, end of period	$10.370

Total return3	3.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$529
Ratio of expenses to average net assets	2.35%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	3.29%
Ratio of net investment loss to average net assets	(0.66%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.60%	)
Portfolio turnover	199%	4

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4 Portfolio turnover is representative of the Fund for the entire period.

See accompanying Notes, which are an integral part of the financial statements.

20

Delaware Healthcare Fund Class R

Selected data for each share of the Fund outstanding throughout the period were as follows:

	1/28/101
	to
	9/30/10
Net asset value, beginning of period	$10.020

Income from investment operations:
Net investment income2	0.006
Net realized and unrealized gain on investments and foreign currencies	0.374
Total from investment operations	0.380

Net asset value, end of period	$10.400

Total return3	3.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5
Ratio of expenses to average net assets	1.85%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.89%
Ratio of net investment loss to average net assets	(0.16%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.20%	)
Portfolio turnover	199%	4

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
4 Portfolio turnover is representative of the Fund for the entire period.

See accompanying Notes, which are an integral part of the financial statements.

21

Financial highlights
Delaware Healthcare Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)2
Net realized and unrealized gain on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return3

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Fund commenced operations on September 28, 2007.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying Notes, which are an integral part of the financial statements.

22

Year Ended
9/30/10	9/30/09	9/30/081
$10.070	$8.360	$8.500

0.034	0.029	(0.002)
1.628	2.028	0.163
1.662	2.057	0.161

(0.022)	(0.007)	—
(1.280)	(0.340)	(0.301)
(1.302)	(0.347)	(0.301)

$10.430	$10.070	$8.360

17.61%	26.66%	1.80%

$3,133	$2,579	$2,036
1.35%	1.35%	1.35%

2.29%	1.81%	3.45%
0.34%	0.37%	(0.03% )

(0.60% )	(0.09% )	(2.13% )
199%	240%	154%

23

Notes to financial statements
Delaware Healthcare Fund	September 30, 2010

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Healthcare Fund, Delaware Macquarie Global Real Estate Fund (formerly, Delaware Global Real Estate Securities Fund), and Delaware Smid Cap Growth Fund (formerly, Delaware Growth Opportunities Fund). These financial statements and related notes pertain to Delaware Healthcare Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. The Fund is available only to certain residents of certain states.

The investment objective of the Fund is to seek maximum long-term capital growth through capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

24

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (September 30, 2008–September 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. Such changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as

25

Notes to financial statements
Delaware Healthcare Fund

1. Significant Accounting Policies (continued)

soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Such dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended September 30, 2010.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended September 30, 2010, the Fund earned $ 6 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Fund, 0.80% on the next $500 million, 0.75% on the next $1.5 billion and 0.70% on average daily net assets in excess of $2.5 billion.

Effective January 28, 2010, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses and certain other expenses) do not exceed 1.35% of average daily net assets of the Fund through January 28, 2011. Prior to January 28, 2010, DMC had voluntarily agreed to waive its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses did not exceed 1.35% of average daily net assets. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The

26

fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended September 30, 2010, the Fund was charged $387 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. Effective January 28, 2010, DDLP has contracted to waive distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets through January 28, 2011. Prior to January 28, 2010, DDLP had voluntarily agreed to waive all such distribution and service fees for Class A.

At September 30, 2010, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$20
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	297
Distribution fees payable to DDLP	1,928
Other expenses payable to DMC and affiliates*	2,042

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended September 30, 2010, the Fund was charged $416 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended September 30, 2010, DDLP earned $13,282 for commissions on sales of the Fund’s Class A shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

27

Notes to financial statements
Delaware Healthcare Fund

3. Investments

For the year ended September 30, 2010, the Fund made purchases of $22,203,669 and sales of $15,353,702 of investment securities other than short-term investments.

At September 30, 2010, the cost of investments for federal income tax purposes was $ 11,296,674. At September 30, 2010, the net unrealized appreciation was $278,062, of which $784,553 related to unrealized appreciation of investments and $ 506,491 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (i.e. equity securities, open-end investment companies, futures contracts, options contracts)

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (i.e. debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (i.e. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2010:

Level 1
Common Stock	$11,574,736

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There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s fiscal year ending September 30, 2011 and interim periods therein. During the fiscal year ended September 30, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. Utilizing international fair value pricing could cause transfers from Level 1 investments to Level 2 investments in the hierarchy.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2010 and 2009 was as follows:

	Year Ended
	9/30/10	9/30/09
Ordinary income	$491,523	$121,662

5. Components of Net Assets on Tax Basis

As of September 30, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$10,207,728
Undistributed ordinary income	769,740
Undistributed long-term capital gain	41,983
Post-October currency losses	(20,777)
Unrealized appreciation of investments and foreign currencies	278,071
Net assets	$11,276,745

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2009 through September 30, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

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Notes to financial statements
Delaware Healthcare Fund

5. Components of Net Assets on Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2010, the Fund recorded the following reclassifications:

Accumulated net investment income	$(20,777)
Accumulated net realized gain	20,777

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	9/30/10	9/30/09
Shares sold:
Class A	671,788	21,448
Class C*	54,174	—
Class R*	501	—
Institutional Class	10,559	—

Shares issued upon reinvestment of dividends and distributions:
Class A	16,448	5,520
Institutional Class	34,699	12,557
	788,169	39,525
Shares repurchased:
Class A	(78,494)	—
Class C	(3,169)	—
Institutional Class	(998)	—
	(82,661)	—
Net increase	705,508	39,525

*Class C and Class R commenced operations on January 28, 2010.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of

30

each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Fund had no amounts outstanding as of September 30, 2010 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. There were no foreign currency exchange contracts outstanding at September 30, 2010.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the

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Notes to financial statements
Delaware Healthcare Fund

9. Securities Lending (continued)

borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will only hold such assets with a maturity of one business day or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of September 30, 2010.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

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Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the healthcare industry and is subject to the risks associated with that industry. The value of the Fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund which invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined no material events or transactions occurred subsequent to September 30, 2010 that would require recognition or disclosure in the Fund’s financial statements.

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Notes to financial statements
Delaware Healthcare Fund

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2010, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gains (Tax Basis)	—
(B)	Ordinary Income Distributions (Tax Basis)*	100%
	Total Distributions (Tax Basis)	100%
(C)	Qualifying Dividends(1)	—

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended September 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $8,305 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV
and the Shareholders of Delaware Healthcare Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Healthcare Fund (one of the series constituting Delaware Group Equity Funds IV, hereafter referred to as the “Fund”) at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended September 30, 2009 and the financial highlights for the year ended September 30, 2009 and the period ended September 30, 2008 were audited by other independent accountants whose report dated November 19, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 18, 2010

35

Other Fund information
(Unaudited)
Delaware Healthcare Fund

Change in Independent Registered Public Accounting Firm
Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Delaware Group® Equity Funds IV (the “Trust”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending Sept. 30, 2010. During the fiscal years ended Sept. 30, 2009 and 2008, E&Y’s audit reports on the financial statements of the Fund did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Fund and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Fund nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements.

36

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

38

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2		Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007 – 2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

39

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

40

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)

Investment Manager		Chairman of Investment
Morgan Stanley & Co.		Committee
(January 1984–March 2004)		Pennsylvania Academy of
Fine Arts

Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

President	81	Director
Drexel University		Community Health Systems
(August 2010–Present)
Director — Ecore
President		International
Franklin & Marshall College		(2009-2010)
(July 2002–July 2010)
Director — Allied
Executive Vice President		Barton Securities Holdings
University of Pennsylvania		(2005 to 2008)
(April 1995–June 2002)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

41

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

42

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	Director and Audit
ARL Associates		Committee Chair –
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001 – 2009)

Director and Audit
Committee Chairperson –
Andy Warhol Foundation
(1999 – 2007)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.
(1987 – 2010)

43

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
2005 Market Street
Philadelphia, PA 19103
February 1936

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

44

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Director
Banner Health
(1996 to 2007)

Vice President and Treasurer	81	Director
(January 2006–Present)		Okabena Company
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003 to 2008)
(September 1996–Present)

45

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	81	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None4
various executive capacities
at different times at
Delaware Investments.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

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About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Healthcare Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Healthcare Fund and the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

48

Item 2. Code of Ethics

    The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

    The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

    a. An understanding of generally accepted accounting principles and financial statements;

    b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

    c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

    d. An understanding of internal controls and procedures for financial reporting; and

    e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

    a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

    b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

    c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

    d. Other relevant experience.

    The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

    The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

    Thomas L. Bennett 1
    John A. Fry
    Thomas F. Madison
    Janet L. Yeomans
    J. Richard Zecher

Item 4. Principal Accountant Fees and Services

    (a) Audit fees.

    The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $38,900 for the fiscal year ended September 30, 2010.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

    The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $36,814 for the fiscal year ended September 30, 2009.

    (b) Audit-related fees.

    The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2010.

    The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended September 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: Audit procedures performed on Delaware Investments for its consolidation into Macquarie's financial statements as of March 31, 2010.

    The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2009.

    The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended September 30, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

    (c) Tax fees.

    The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $7,050 for the fiscal year ended September 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: Review of income tax returns and review of annual excise distribution calculations.

    The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended September 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: Review of income tax returns and review of annual excise distribution calculations.

    The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,450 for the fiscal year ended September 30, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

    The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2009.

    (d) All other fees.

    The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2010.

    The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2010.

    The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2009.

    The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2009.

    (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

    Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

    The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

    (f) Not applicable.

    (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $0 and $209,164 for the registrant’s fiscal years ended September 30, 2010 and September 30, 2009, respectively.

    (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

   Not applicable.

Item 6. Investments

    (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

    (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

    Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

    Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

    Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

    Not applicable.

Item 11. Controls and Procedures

    The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

    There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

        Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

        Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group® Equity Funds IV

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 6, 2010

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 6, 2010

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 6, 2010